UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-41495	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 614-921-8170

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

2026 Annual Meeting of Stockholders

On June 25, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). A total of 4,458,863 shares of Common Stock, par value $0.001 per share, were issued and outstanding on April 28, 2026, the record date for the 2026 Annual Meeting, and were entitled to vote thereat, of which 2,242,308 shares were present, in person or by proxy, thus constituting a quorum at the 2026 Annual Meeting.

Set forth below are the voting results on each of the six proposals submitted to and voted upon by the stockholders at the 2026 Annual Meeting, which proposals are described in the Company’s Proxy Statement for the 2026 Annual Meeting:

Proposal 1:	Election of Directors

The following nominees were elected as directors, each to serve for a term of one year and until his or her successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
Michael N. Taglich	1,915,744	3,385	323,179
John Guttilla	1,903,469	15,659	323,180
Stanley P. Jaworski, Jr.	1,858,427	60,700	323,181
Paul Seid	1,869,927	49,202	323,179
Russell Bernier	1,870,009	49,120	323,179

Proposal 2:	Approval of 2024 Equity Incentive Plan Amendment

To adopt and approve an amendment to the Intellinetics Inc. 2024 Equity Incentive Plan to increase the shares of common stock authorized for issuance under the plan from 243,122 shares to a total of 917,157 shares, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
1,877,645	41,351	132	323,180

Proposal 3:	Approval of 2023 Director Plan Amendment

To adopt and approve an amendment to the Intellinetics Inc. 2023 Non-Employee Director Compensation Plan to increase the shares of common stock authorized for issuance under the plan from 150,000 shares to a total of 302,863 shares, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
1,849,951	69,094	84	323,179

Proposal 4:	Approval on an Advisory Basis, of Compensation of Named Executive Officers (“Say-on-Pay”)

The compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
1,882,195	32,871	4,063	323,179

Proposal 5:	Approval, on an Advisory Basis, to Hold an Advisory Vote on the Compensation of Named Executive Officers Every Three Years (“Say-on-Frequency”)

The proposal to hold an advisory vote every three years on the compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the votes set forth below:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
148,912	36,839	1,314,942	418,434	323,181

Proposal 6:	Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of GBQ Partners LLC by the Audit Committee as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
2,242,149	111	48	-

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Name of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ Alison G. Forsythe
Alison G. Forsythe
President and Chief Executive Officer

Dated: July 1, 2026